Exhibit 10.5(a)

9 APRIL 2009

DEED OF AMENDMENT

RELATING TO A DEBENTURE

DATED

31 DECEMBER 2008

between

CONSTAR INTERNATIONAL U.K. LIMITED

as Chargor

and

CITIBANK, N.A., LONDON BRANCH

as Security Trustee

WEIL, GOTSHAL & MANGES

ONE SOUTH PLACE LONDON EC2M 2WG

020 7903 1000

WWW.WEIL.COM

THIS DEED OF AMENDMENT is made on 9 April 2009.

BETWEEN:

CONSTAR INTERNATIONAL U.K. LIMITED, a company incorporated under the laws of England and Wales with registered number 02407933 (the “Chargor”); and

CITIBANK, N.A., LONDON BRANCH, acting as trustee for the Secured Parties pursuant to the terms of the Security Debenture (together with its successors and assigns, the “Security Trustee”).

WHEREAS

(A)	The Chargor and the Security Trustee entered into a Debenture dated 31 December 2008 (the “Original Debenture”) pursuant to which the Security Trustee was granted the benefit of the Original Debenture on trust for the Secured Parties in accordance with the terms of the Security Trust Deed.

(B)	The Chargor and the Security Trustee have agreed to amend the Original Debenture in the manner set out herein in order to correct the definition of “Material Contracts” in Clause 1.1 (Interpretation) of the Original Debenture to reflect the original intention of the parties thereto as of 31 December 2008.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	In this Deed (the “Deed”) terms and expressions defined in the Original Debenture shall have the same meaning when used in this Deed unless otherwise defined herein.

1.2	Clause headings are for ease of reference only and do not form part of this Deed.

1.3	References herein to the “Debenture” shall be read and construed (as applicable) as referring to the Original Debenture as amended by this Deed.

1.4	This Deed is hereby designated as a Loan Document.

2	AMENDMENTS TO THE ORIGINAL DEBENTURE

2.1	The Security Trustee, acting on behalf of the Secured Parties, hereby agrees with the Chargor to amend the definition of “Material Contracts” in Clause 1.1 (Interpretation) of the Original Debenture with effect from (and including) the date of this Deed so that the definition of “Material Contracts” is deleted and replaced with the following:

““Material Contracts” means:

(a)	the Sale and Purchase Agreement dated 1 December 2004 between the Chargor and Britvic Soft Drinks Limited in relation to the Britvic Huddersfield plant (closures);

(b)	the Sale and Purchase Agreement dated 1 September 2006 between the Chargor and Britvic Soft Drinks Limited in relation to the Britvic Rugby plant (bottles and preforms);

(c)	the Supply Agreement dated 11 July 2007 between Coca-Cola Enterprises Limited and the Chargor (preforms);

(d)	the Supply Agreement dated 11 April 2007 between Cott Beverages Limited and the Chargor (preforms and closures);

(e)	the Sale and Purchase Agreement dated 6 April 2006 between Coca-Cola Enterprises Belgium and the Chargor (closures); and

(f)	the Agreement for Supply dated 1st April 2006 between Constellation Europe Limited and Chargor (preforms).

and any other agreement that the Security Trustee in its good faith judgment deems to be material.”

3	CONTINUATION OF THE ORIGINAL DEBENTURE

3.1	Nothing in this Deed shall operate as a waiver of any right or remedy of any party under any provision of the Original Debenture or the Original Debenture as amended hereby nor to excuse any delay or omission in the performance of the Original Debenture nor to impair any right or remedy arising thereunder or in respect thereof.

3.2	For the avoidance of doubt, except as amended by the terms of this Deed, the terms and conditions of the Original Debenture shall remain in full force and effect.

3.3	As and from the date of this Deed, but without prejudice to any rights or obligations which may have accrued prior hereto the Original Debenture shall be amended hereby and the Original Debenture and this Deed shall be read and construed as a single document.

3.4	Without prejudice to Clause 3.3 above, all references to “the Deed”, “this Deed”, “the Debenture”, “hereof”, “hereunder” and expressions of similar import in the Original Debenture shall be construed as references to the Original Debenture together with and as amended by this Deed. To the extent that the provisions of this Deed are directly inconsistent with the Original Debenture, the terms of this Deed shall prevail.

4	REPRESENTATIONS

4.1	Each party hereto represents and warrants to the other party as follows:

(a)	it is duly organised and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute, deliver and perform its obligations under this Deed;

(b)	the execution, delivery and performance of this Deed has been duly authorised by it by all necessary corporate action on its part; and

(c)	this Deed constitutes the legal, valid and binding obligations of it enforceable in accordance with its terms.

5	GOVERNING LAW AND JURISDICTION

5.1	Governing Law This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

5.2	Jurisdiction The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed).

5.2.1	The parties to this Deed agree that the courts of England are the most appropriate and convenient courts to settle such disputes and accordingly no party shall argue to the contrary.

5.2.2	This Clause 5.2 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to such a dispute in any other court with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

6	THIRD PARTY RIGHTS

6.1	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

7	COUNTERPARTS

7.1	This Deed may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed may enter into the same by executing and delivering a counterpart.

IN WITNESS WHEREOF this Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

SIGNATORIES

SIGNATORIES TO THE DEED OF AMENDMENT RELATING TO A DEBENTURE

DATED 31 DECEMBER 2008

CONSTAR INTERNATIONAL U.K. LIMITED

Signed as a deed by CHRISTOPHER PHELAN in the presence of:	/s/ Christopher Phelan Director

/s/Ian Atkinson

SIGNATURE OF WITNESS

NAME OF WITNESS:

Ian Atkinson

ADDRESS:

c/o Constar International UK Ltd.

Moor Lane Trading Estate

Sherburn in Elmet, U.K.

OCCUPATION:

Accountant

THE SECURITY TRUSTEE

CITIBANK, N.A., LONDON BRANCH

Signed as a deed by DAVID JAFFE in the presence of:	/s/David Jaffe Director and V.P.

/s/Scott Goodwin

SIGNATURE OF WITNESS

Scott Goodwin

Associate, Asset-Based Finance

390 Greenwich Street, 1st Floor

New York, NY 10013